LORD ABBETT SECURITIES TRUST

Lord Abbett All Value Fund

Lord Abbett International Core Equity Fund

Lord Abbett International Opportunities Fund

Lord Abbett Large Cap Value Fund

Lord Abbett Value Opportunities Fund

Supplement dated July 21, 2008 to the

Prospectus dated March 1, 2008

(Class A, B, C, F, I, P, R2, and R3 Shares)

Effective July 28, 2008, the following replaces the subsection titled “The Fund – Management – Investment Managers” in the Prospectus:

Portfolio Managers.  For the All Value Fund and Large Cap Value Fund, Lord Abbett uses a dedicated team of portfolio managers to manage each Fund’s investments, supported by an equity research team that provides company, industry, sector and macroeconomic research and analysis.  For the International Core Equity Fund, International Opportunities Fund and Value Opportunities Fund, Lord Abbett uses a dedicated investment management team of portfolio managers and equity analysts to manage each Fund’s investments.  The Statement of Additional Information contains additional information about portfolio manager compensation, other accounts managed and ownership of Fund shares.

Effective July 28, 2008, the following replaces the subsection titled “The Fund – Management – All Value Fund” in the Prospectus:

All Value Fund.  The portfolio management team is headed by Robert P. Fetch, Partner and Portfolio Manager.  Mr. Fetch joined Lord Abbett in 1995 and has been a portfolio manager for the Fund since 1999.  Assisting Mr. Fetch is Howard E. Hansen and Deepak Khanna.  Mr. Hansen is a Partner and Portfolio Manager, and joined Lord Abbett in 1995.  Mr. Hansen has served as a member of the portfolio management team for the Fund since 2003 and as a portfolio manager for other investment strategies since 1997.  Mr. Khanna is a Portfolio Manager and returned to Lord Abbett in 2007 from Jennison Associates LLC where he was Managing Director from 2005-2007.  Mr. Khanna’s former experience at Lord Abbett includes serving as senior research analyst for other investment strategies from 2000-2005.  Messrs. Fetch, Hansen and Khanna are jointly and primarily responsible for the day-to-day management of the Fund.